SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                November 12, 1996

                      BEAR STEARNS MORTGAGE SECURITIES INC.
               (Exact name of registrant as specified in charter)


      Delaware              33-44658               13-3633241
   (State or other      (Commission File          (IRS Employer
   jurisdiction of      Number)                   Identification
   incorporation)                                 No.)


   245 Park Avenue, New York, New York                   10167
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (212) 272-2000


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

Filing of Collateral Term Sheet.

     In connection with the offering of the Bear Stearns Mortgage Securities Inc. Mortgage Pass-Through Certificates, Series 1996-6 (the "Certificates"), Bear, Stearns & Co. Inc. as underwriter of the Certificates (the "Underwriter") has prepared a collateral term sheet (the "Collateral Term Sheet") for distribution to its potential investors in accordance with the position of the Securities and Exchange Commission in its letter dated February 17, 1995 to The Public Securities Association. The Collateral Term Sheet is attached hereto as
Exhibit 7.1.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c)  Exhibits:

     7.1     Collateral Term Sheet.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      BEAR STEARNS MORTGAGE SECURITIES INC.
                                    (Registrant)


Date: November 14, 1996       By: /s/ Joseph T. Jurkowski, Jr.
      ----------------          -------------------------------
                                Name: Joseph T. Jurkowski, Jr.
                                Title: Vice President

                                  EXHIBIT INDEX

                                                   Sequentially
Exhibit Number                 Description         Numbered Page
--------------                 -----------         -------------

       7.1  Collateral Term Agreement.